Exhibit 1

                            STOCK PURCHASE AGREEMENT

                                 by and between

                          AMERICAN ELECTROMEDICS CORP.

                                       and

                                   ANDY ROSCH




                          Dated as of January 11, 1996

                               STOCK PURCHASE AGREEMENT


                    STOCK PURCHASE AGREEMENT dated as of the eleventh day of January, 1996 by and between AMERICAN ELECTROMEDICS CORP., a Delaware corporation (the "Purchaser" or "AEC"), and ANDY ROSCH, a German citizen (the "Seller").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, the Seller has entered into an agreement (the "Seller Agreement") whereby upon the closing thereof the Seller will own all of the issued and outstanding shares of capital stock (the "Capital Stock") of Rosch GmbH Medizintechnik, a German corporation (the "Company"); and

                    WHEREAS, upon the terms and subject to the conditions herein, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, DM25,000 of the Capital Stock (the "Purchased Shares") of the Company, which comprises fifty percent (50%) of the issued and outstanding Capital Stock;

                    NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                      ARTICLE 1

                                  PURCHASE AND SALE

                    1.1  Purchase  and Sale  of  Capital  Stock.  Upon  the
                         --------------------------------------
          terms and subject to the conditions herein, at the Closing (as defined in Section 1.2 hereof), the Seller shall sell and deliver to the Purchaser, and the Purchaser shall purchase from the Seller, the Purchased Shares for a purchase price (the "Purchase Price") equal to (a) US $500,000 and (b) 500,000 shares of AEC Common Stock, $.10 par value (the "AEC Shares").

                    1.2  Closing.     The   closing  of   the  transactions
                         -------
          contemplated herein (the "Closing") shall take place at the offices of Wolfgang Bullmann, Attorney and Notary, Berlin, Germany at 10:00 A.M. local time on January __, 1996 (the "Closing Date"), unless all the parties hereto otherwise agree.

                                      ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF THE SELLER

                    In order to induce the Purchaser to enter into this Agreement, the Seller hereby represents and warrants to the Purchaser as follows:

                    2.1  Authorization.  The Seller has full legal capacity
                         -------------
          to enter into this Agreement and has taken all action necessary to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against him in accordance with its terms.

                    2.2  Ownership of  Capital Stock and  Purchased Shares.
                         -------------------------------------------------
          At the Closing Date, the Seller will have good and marketable title to, and be the beneficial owner of, all of the outstanding shares of the Company's Capital Stock, free and clear of any claim, lien, pledge, option, security interest, restriction or other rights of third parties. The Seller has entered into the Seller Agreement to purchase all of the outstanding shares of the Company's Capital Stock which the Seller does not presently own. Upon delivery to the Purchaser at the Closing of certificates representing the Purchased Shares, together with all necessary instruments of transfer and payment of taxes by the Seller, and upon the Seller's receipt of the consideration, the Purchaser will have valid and marketable Purchased Shares free of adverse claims arising in respect of the Seller.

                    2.3  No Violation.  Neither the execution, delivery and
                         ------------
          performance of this Agreement by the Seller nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, (i) result in a breach or violation of or constitute a default under any term or provision of any contract, agreement, license, permit, instrument, obligation, commitment or restriction to which the Seller or the Company is a party or any asset or property of the Seller or the Company is or may be bound; (ii) require the Company obtaining of any consents, approvals, waivers, registrations, actions, making the filings and giving notices; or
          (iii) result in a violation by the Seller or the Company of any law, statute, ordinance, regulation, ordinance, rule, code, order, judgment, writ, injunction, decree or award.

                    2.4  Investment  in  Other  Entities.   Except  for his
                         -------------------------------
          interest in the Company, the Seller does not directly or indirectly control or beneficially own a controlling interest in any corporation, partnership or other entity.

                    2.5  Securities  Compliance.   The  Seller acknowledges
                         ----------------------
          and understands that the AEC Shares will not be registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other country, and that the AEC Shares may not be offered or sold in the United States unless either registered under the Securities Act or in compliance with any exemption from such registration. The Seller is acquiring the AEC Shares for his own account, for investment purposes and has no current intention to sell the AEC Shares. The Seller is familiar with the business and operations of AEC, has received the Form 10-KSB of AEC for the fiscal year ended July 29, 1995 and the Form 10-QSB for the fiscal quarter ended October 29, 1995, and has had the opportunity to discuss AEC and the AEC Shares with officers of AEC.

                    2.6  Incorporation.   The Company is a corporation duly
                         -------------
          organized, validly existing and in good standing under the laws of Germany. The Company has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as currently conducted. The Company has no direct or indirect subsidiaries, is not a partner in any partnership or joint venture, and does not own any capital stock interests or other equity interests, or rights or options to acquire any equity or other interests, in any entities.

                    2.7  Capitalization.   The authorized  Capital Stock of
                         --------------
          the Company consists of DM 50,000, all of which are issued and outstanding. All of the outstanding shares of the Company's Capital Stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants, subscriptions, calls, unsatisfied preemptive or contractual rights, voting agreements, registration rights agreements or other rights for the purchase of or receipt of, and no securities or obligations of any kind convertible into or exchangeable for, any Capital Stock of the Company.

                    2.8  Contracts.    The  Seller  has  delivered  to  the
                         ---------
          Purchaser true and complete copies of all contracts and other arrangements, together with all amendments and supplements thereto and all waivers of any terms thereof, of the following types, whether oral or written, to which the Company is a party or by which any of its assets or properties is subject or bound (collectively, the "Contracts"). The Contracts are valid and in full force and effect and constitute the legal, valid and binding obligations of the Company and the other parties thereto, enforceable against the Company and such other parties in accordance with their respective terms, and there are no existing violations or defaults by the Company or, to the Seller's knowledge, by any other party thereto and no event, act or omission has occurred which (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a violation or default thereunder. No other party to any Contract has in writing or otherwise asserted the right, and no basis exists for the assertion of any enforceable right to renegotiate, cancel or terminate prior to the full term thereof any term or condition of any Contract, nor does the Seller or the Company have any knowledge that any party to any Contract intends to not renew any Contract upon termination of its current term.

                    2.9  Litigation.   There  is  no  action, claim,  suit,
                         ----------
          proceeding, arbitral action or governmental investigation or audit pending or threatened against or relating to the Company which would, individually or in the aggregate, materially adversely affect the business or the financial condition of the Company or the consummation of the transactions contemplated by this Agreement. The Seller is not aware of any facts or circumstances which may give rise to any of the foregoing. There is no order, writ, injunction, stipulation, judgment or decree outstanding against the Company.

                    2.10  Compliance with Laws.   The  Company  has in  all
                          --------------------
          material respects complied with all applicable federal, state, local and international laws, statutes, ordinances, regulations, judgments, orders and other legal requirements (including those relating to employment and employment practices, terms and conditions of employment, wages and hours and nondiscrimination in employment) affecting the business or financial condition of the Company. The Company has not received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such laws, statutes, ordinances, regulations, judgments, orders and other legal requirements. The Company holds and is in compliance in all material respects with all permits, licenses, franchises, orders, certificates and approvals of any federal, state or local regulatory or governmental authority necessary for or relating to the business of the Company.

                    2.11  Taxes.   (a)  All taxes,  including  income,  net
                          -----
          proceeds, sales, property, personal property (tangible and intangible), use, excise, duty, franchise, transfer, withholding, payroll, employment and other changes, including interest and penalties thereon, (collectively, "Taxes") of the Company due to the date hereof to all federal, state, foreign or local authorities (collectively, "Taxing Authorities") have been duly paid or are adequately provided on the Financial Statements (as defined in Section 2.12 below). In addition, all tax reports, returns, information returns and other documents in respect of all relevant Taxes (collectively, "Tax Reports") to be filed by the Company on or prior to the Closing Date shall have been filed by the Company on or prior to the Closing Date.

                    (b) There are no agreements, waivers or other arrangements providing for extension of time with respect to the assessment or collection of any Tax of the Company nor, to the best knowledge of the Seller, are there any actions, suits, proceedings, investigations or claims now pending against the Company in respect of any Tax, or any matters under discussion with any Taxing Authority relating to any amount of any Tax. The Tax Reports of the Company have not been audited and are not in the process of being audited by the applicable taxing authorities, and there is no tax deficiency with respect to any Tax outstanding, proposed or assessed against the Company.

                    2.12  Financial Information.  The Seller has  delivered
                          ---------------------
          to the Purchaser true, correct and complete copies of (i) the financial statements of the Company for each of the years ended December 31, 1993 and 1994, (ii) the financial statements of the Company for the interim period ended October 31, 1995, (collectively, the "Financial Statements") and (iii) pro forma financial information as of January 2, 1996 (the "Pro Forma Statement). The Financial Statements present fairly the financial position, assets and liabilities of the Company as of the dates thereof and the revenues, expenses, results of operations and cash flows of the Company for the periods covered thereby. The Financial Statements are in accordance with the books and records of the Company, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading. The Financial Statements make full and adequate disclosure of, and provision for, all obligations and liabilities of the Company as of the dates thereof. The Company has made one distribution of cash or assets amounting to DM 91,429 as a preliminary distribution since December 31, 1994; taking place on December 27, 1995. The Company has no liabilities or obligations, whether accrued, absolute, contingent or otherwise, which are material to the Company except for the liabilities and obligations disclosed in the Pro Forma Statement.

                    2.13  Shareholders  Agreement.      The    Shareholders
                          -----------------------
          Agreement, dated May 23, 1990, updated on June 5, 1992 and January 11, 1996 (together with a translation thereof into English), constitutes the entire agreement among the shareholders of the Company as to their rights as shareholders. The Shareholders Agreement is a valid and binding agreement and enforceable under German laws.

                    2.14  Absence of Changes.  Since December 31, 1994 there
                          ------------------
          has not been any material adverse change, or any event or development which, individually or together with other such events, could reasonably be expected to result in a material adverse change, in the business or financial condition of the Company. A distribution by the Company to its stockholders was made on December 27, 1995 as discussed in Section 2.12.

                                      ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                    In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as follows:

                    3.1  Incorporation.   The  Purchaser is  a  corporation
                         -------------
          duly organized, validly existing and in good standing under the laws of the State of Delaware.

                    3.2  Authorization.   The  Purchaser has  all necessary
                         -------------
          corporate power and authority to enter into this Agreement and the Shareholders Agreement, and has taken all corporate action to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes, and the Shareholders Agreement when duly executed and delivered by the Purchaser will constitute, the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with their respective terms.

                    3.3  No Violation.  Neither the execution, delivery and
                         ------------
          performance of this Agreement or the Shareholders Agreement by the Purchaser nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both, result in (i) a violation of or a conflict with any provision of the Purchaser's Certificate of Incorporation or By-Laws; (ii) a breach or violation of or constitute a default under any term or provision of any contract, agreement, license, permit, indenture, instrument, mortgage, lease, right or other obligation or restriction to which the Purchaser is a party or any asset or property of the Purchaser is or may be bound; or (iii) a violation by the Purchaser of any law, which violation would materially adversely affect the consummation of the transactions contemplated by this Agreement.

                    3.4  Capitalization.  The  authorized capital stock  of
                         --------------
          the Purchaser consists of 1,000,000 shares of Preferred Stock, $.01 par value, none of which is outstanding, and 20,000,000 shares of Common Stock, $.10 par value, of which 11,718,333 shares are outstanding, and excluding shares reserved for issuance upon the exercise of options. The AEC Shares, when issued in accordance with this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

                    3.5  Consents  and  Approvals.   No  approval, consent,
                         ------------------------
          waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any federal, state, local or foreign governmental authority or other third party is required that has not been obtained on the part of the Purchaser in connection with the execution, delivery and performance of this Agreement and the Shareholders Agreement and the consummation of the transactions contemplated hereby and thereby.

                    3.6  Reporting Requirements.  The Purchaser  is subject
                         ----------------------
          to periodic reporting under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has filed all financial reports required thereunder with the U.S. Securities and Exchange Commission since August 1, 1994. The AEC Common Stock is traded on the Nasdaq OTC Bulletin Board.

                                      ARTICLE 4

                      CONDITIONS TO OBLIGATIONS OF THE PURCHASER

                    The obligations of the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Purchaser at its sole discretion):

                    4.1  Representations, Warranties and Obligations.   All
                         -------------------------------------------
          representations and warranties of the Seller contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Seller shall have performed in all material respects all of his agreements, covenants and obligations required hereby to be performed prior to or at the Closing Date.

                    4.2  Stock Certificates.   The Seller shall deliver  to
                         ------------------
          the Purchaser the certificates evidencing the Purchased Shares.

                    4.3  Good  Standing  Certificate.    The  Company shall
                         ---------------------------
          deliver to the Purchaser a certificate as of a recent date as to the good standing of the Company from each jurisdiction in which the Company is incorporated, qualified or licensed to do business.

                    4.4  Consents  and Approvals.    The Seller  shall have
                         -----------------------
          obtained and delivered to the Purchaser all approvals, consents, waivers, orders and authorizations of governmental authorities or other third parties necessary to permit the Seller to the consummate the transactions contemplated by this Agreement and the Stockholders Agreement. The Seller and the Company shall also have made, and delivered to the Purchaser copies of, all registrations, qualifications, declarations, or filings with, or notices to, any federal, state or local governmental authority necessary to permit the Seller and the Company to consummate the transactions contemplated by this Agreement.

                    4.5  Stockholders  Agreement.     The  Seller  and  the
                         -----------------------
          Company shall have entered into the Shareholders Agreement as amended to reflect the addition of AEC and the deletion of all present parties thereto other than the Seller and as may be further amended as mutually agreed to by the Purchaser and the Seller.

                    4.6  Seller Agreement.   The  Seller shall have  closed
                         ----------------
          the Seller Agreement and have acquired all the shares of the Company's Common Stock not owned by the Seller as of the date hereof pursuant to the Seller Agreement.

                                      ARTICLE 5

                       CONDITIONS TO OBLIGATIONS OF THE SELLER

                    The obligations of the Seller to consummate the transactions contemplated hereby are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Seller at his sole discretion):

                    5.1  Representations, Warranties and Obligations.   All
                         -------------------------------------------
          representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date. The Purchaser shall have performed in all material respects all of its agreements, covenants and obligations required hereby to be performed prior to or at the Closing Date.

                    5.2  Consents and Approvals.  The Purchaser  shall have
                         ----------------------
          obtained and delivered to the Seller all approvals, consents, waivers, orders and authorizations of governmental authorities or other third parties necessary to permit the Purchaser to consummate the transactions contemplated by this Agreement and the Shareholders Agreement.

                    5.3  Stock Certificates.   The Purchaser  shall deliver
                         ------------------
          the certificates evidencing the AEC Shares, registered in the name of the Seller, with certificate shall have set forth thereon a legend referring to the restrictions on sale or transfer imposed under the Securities Act.

                    5.4  Payment.  The Purchaser shall deliver  a certified
                         -------
          check or arrange a wire transfer to the account of the Seller in the amount of US $500,000.

                    5.5   Good Standing Certificates.   The Purchaser shall
                          --------------------------
          deliver to the Seller a certificate of good standing from the Secretary of State of the State of Delaware.

                    5.6  Shareholders Agreement.  The Purchaser  shall have
                         ----------------------
          entered into the Shareholders Agreement, as amended.

                                      ARTICLE 6

                                   INDEMNIFICATION

                    6.1  Indemnification by the Seller.   The Seller agrees
                         -----------------------------
          to defend, indemnify and hold the Purchaser and its successors and assigns (the "Indemnified Purchaser Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of the breach of any representation, warranty or covenant made by the Seller herein.

                    6.2  Indemnification by the  Purchaser.  The  Purchaser
                         ---------------------------------
          agrees to defend, indemnify and hold the Seller harmless from and against any and all losses, liabilities, damages, costs, or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of the breach of any representation, warranty or covenant made by the Purchaser herein.

                    6.3  Survival of Representations  and Warranties.   The
                         -------------------------------------------
          representations, warranties, covenants and agreements made by the Seller, on the one hand, and the Purchaser, on the other hand, shall survive the Closing Date for a period of one (1) year.

                    6.4  Notice of Claims.   Each of the Purchaser and  the
                         ----------------
          Seller agrees to give prompt written notice to the other of any claim against the party giving notice which might give rise to a claim by it against the other party hereto based upon the indemnification provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof; provided, however, that failure to give such notice will
                   --------  -------
          not affect the obligation of the indemnifying party to provide indemnification in accordance with the provisions of this Article 6 unless, and only to the extent that, such indemnifying party is actually prejudiced thereby. In the event that any action, suit or proceeding is brought against the Seller or any member of the Indemnified Purchaser Group with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party shall have the right, at its sole cost and expense, to defend such action in the name or on behalf of the indemnified party and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding; provided, however, that an
                                                --------   -------
          indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate because of actual or potential differing interests between such indemnified party and any other party represented by such counsel. Neither party hereto shall make any settlement of any claim which might give rise to liability of the other party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

                                      ARTICLE 7

                                  GENERAL PROVISIONS

                    7.1  Expenses.   Each party to this Agreement shall pay
                         --------
          its own costs and expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel and accountants) incidental to the negotiation, drafting, and performance of this Agreement and the Shareholders Agreement.

                    7.2  Successors  and Assigns.   This Agreement shall be
                         -----------------------
          binding upon and inure to the benefit of the Seller and the Purchaser, and their respective heirs, successors, legal representatives and assigns.

                    7.3  Waiver.   Any term or condition  of this Agreement
                         ------
          may be waived, to the extent permitted by law, at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

                    7.4  Brokers and  Finders.  Neither the  Seller nor the
                         --------------------
          Purchaser has entered into and nor will enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of such party to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated by this Agreement.

                    7.5  Entire  Agreement.  This  Agreement (including the
                         -----------------
          Schedules and Exhibits hereto) constitutes the entire agreement by the parties and supersedes any other agreement, whether written or oral, that may have been made or entered into by them as to the subject matter herein. This Agreement may be amended or supplemented only by a written instrument executed by the parties hereto which states specifically that it is intended to amend or supplement this Agreement.

                    7.6  Notices.    All  notices,  demands,  requests, and
                         -------
          other communications hereunder shall be in writing in the English language and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand or facsimile, or sent by certified or registered mail, postage prepaid and return receipt requested, or by prepaid overnight express service. Notices shall be sent to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

                    (a)  If to the Seller:

                         Andy Rosch
                         c/o Rosch GmbH Medizintechnik
                         Alt Buckow 6
                         1000 Berlin Germany
                         Tel: (   )    -
                         Fax: (   )    -

                    (b)  If to the Purchaser:

                         American Electromedics Corp.
                         13 Columbia Drive, Suite 18
                         Amherst, New Hampshire 03031
                         Attention: Mr. Noel Wren, President
                         Tel: (603) 880-6300
                         Fax: (603) 880-8977

                    7.7   Severability.   In the  event that any  provision
                          ------------
          contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein and, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible but still be legal, valid and enforceable.

                    7.8  Applicable  Law.   This  Agreement and  the legal
                         ---------------
          relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of Germany, without giving effect to the principles of conflicts of law thereof, except as to the AEC Shares which shall be governed by the laws of the State of Delaware.

                    7.9  Titles  and Headings.    Titles  and  headings  to
                         --------------------
          sections hereof are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

                    7.10  Counterparts.   This Agreement may be executed in
                          ------------
          one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                           AMERICAN ELECTROMEDICS CORP.


                                           By:  /s/ Michael T. Pieniazek
                                              ------------------------------
                                              Name:  Michael T. Pieniazek
                                              Title: Chief Financial Officer


                                                /s/ Andy Rosch
                                              ------------------------------
                                                      ANDY ROSCH